SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2006

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

______________________________________________________________________________

Delaware	333-130961	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On April 28, 2006 a single series of certificates, entitled Fremont Home Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Fremont Investment & Loan as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer and trust administrator (the “Master Servicer” and “Trust Administrator”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class C Certificates”, “Class P Certificates”, ”Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $983,091,365 as of April 1, 2006 (the “Cut-off Date”). The Mortgage Loans were assigned to the Trust pursuant to the Assignment and Recognition Agreement, dated April 6, 2006, (the “Assignment Agreement”) among Fremont Investment & Loan (the “Originator”), Greenwich Capital Financial Products, Inc. (the “Assignor”) and the Depositor. The Class I-A-1 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates and Class M-10 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the “Underwriter”), pursuant to an Underwriting Agreement, dated April 6, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Original Certificate Principal Balance	Pass-Through Rate
Class I-A-1	$278,772,000	Variable
Class II-A-1	$268,605,000	Variable
Class II-A-1	$98,693,000	Variable
Class II-A-2	$83,551,000	Variable
Class II-A-3	$12,122,000	Variable
Class II-A-4	$74,223,000	Variable
Class M-1	$21,137,000	Variable
Class M-2	$19,662,000	Variable
Class M-3	$18,187,000	Variable
Class M-4	$17,204,000	Variable
Class M-5	$14,746,000	Variable
Class M-6	$13,272,000	Variable
Class M-7	$10,322,000	Variable
Class M-8	$9,831,000	Variable
Class M-9	$9,831,000	Variable
Class M-10	$278,772,000	Variable
Class B-1	$10,814,000	Variable
Class B-2	$7,373,000	Variable
Class C	$14,746,265	Variable
Class P	$100	N/A

The Certificates, other than the Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates, and Mortgage Loans are more particularly described in the Prospectus, dated April 4, 2006 and the Prospectus Supplement, dated April 6, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-1 Certificates, Class B-2 Certificates, Class C Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold (i) the Class B-1 Certificates, with an initial Certificate Principal Balance of $10,814,000, (ii) the Class B-2 Certificates, with an initial Certificate Principal Balance of $7,373,000, (iii) the Class C Certificates, with an initial Certificate Principal Balance of $14,746,265, (iv) the Class P Certificates, with an initial Certificate Principal Balance of $100, (v) the Class R Certificates and (vi) the Class R-X Certificates (collectively, the “Private Certificates”) to Greenwich Capital Markets, Inc. on April 28, 2006, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.  The net proceeds of the sale were applied to the purchase of the mortgage loans from Fremont Investment & Loan.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 6, 2006, by and among Financial Asset Securities Corp. as Depositor, Greenwich Capital Markets, Inc. and Wachovia Capital Markets LLC, relating to the Series 2006-2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Fremont Investment & Loan as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-2 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2006

FINANCIAL ASSET SECURITIES CORP.

Date:	By:	/s/ Frank Skibo
Name: Frank Skibo
Title: Managing Director

Index to Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of April 6, 2006, by and among Financial Asset Securities Corp. as Depositor, Greenwich Capital Markets, Inc. and Wachovia Capital Markets LLC, relating to the Series 2006-2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among Financial Asset Securities Corp. as Depositor, Fremont Investment & Loan as Servicer, Wells Fargo Bank, N.A. as Master Servicer and Trust Administrator and Deutsche Bank National Trust Company as Trustee, relating to the Series 2006-2 Certificates.